UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2015

SIENTRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36709	20-5551000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of Principal Executive Offices and Zip Code)

(805) 562-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On October 30, 2015, Sientra, Inc. (the “Company” or “Sientra”) sent a letter to surgeons regarding the recent fire at Silimed’s manufacturing facilities and other business updates, including the status of the Company’s review of products manufactured by Silimed and testing of the Company’s existing inventory. A copy of the letter is filed as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements incorporated by reference into this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to, among other things, the future performance of Sientra that are based on management’s current assumptions and expectations of future events and involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding: the results and timing of Sientra’s independent review of products manufactured by Silimed; Sientra’s current inventory supply; and the actions that the FDA may take in response to such matters and as a result of Sientra’s independent review. Such statements are subject to risks and uncertainties. The Company’s business, strategy, operations or financial performance, and actual results may differ materially from those predicted or implied. All statements other than statements of historical fact are forward-looking statements. The words ‘‘believe,’’ ‘‘will,’’ ‘‘continue,’’ ‘‘expect,’’ ‘‘plan,’’ or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. More information about factors that could cause actual results to differ materially from those incorporated by reference into this Current Report on Form 8-K can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Quarterly Report on Form 10-Q at http://investors.sientra.com/financial-info/sec-filings/default.aspx or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements incorporated by reference herein, which are based on information available to the Company on the date hereof, and except to the extent required by law, Sientra assumes no obligation to update such statements.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Letter of Sientra, Inc. dated October 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIENTRA, INC.

Dated: October 30, 2015	By:	/s/ Hani Zeini
Hani Zeini
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Letter of Sientra, Inc. dated October 30, 2015.